Exhibit 10.2

Security Agreement

This SECURITY AGREEMENT, dated as of July 8, 2015 (as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement"), made by and among each of the signatories hereto (together with any other entity that becomes a party hereto as provided herein, the “Grantor”), in favor of MEDLEY CAPITAL CORPORATION, a Delaware corporation (“Medley”) and MEDLEY OPPORTUNITY FUND II, LP (“MOF”), collectively as Lender under the Term Loan Agreement (as defined below).

WHEREAS, the Lender has agreed to make term loans to the Grantor in an aggregate principal amount not exceeding $6,000,000 (the "Term Loans"), evidenced by that certain Term Loan Agreement of even date herewith (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement") among Point.360, a California corporation (“Point.360” and together with any other Person who, from time to time, becomes a borrower party thereto, are referred to therein both individually and collectively as “Borrower”) and Medley and MOF, collectively as Lender (“Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Agreement;

WHEREAS, this Agreement is given by the Grantor in favor of the Lender to secure the payment and performance of all of the Obligations; and

WHEREAS, it is a condition to the obligations of the Lender to make the Term Loans under the Term Loan Agreement that the Grantor execute and deliver this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Definitions.

(a)          Unless otherwise specified herein, all references to Sections and Schedules herein are to Sections and Schedules of this Agreement.

(b)          Unless otherwise defined herein, terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC. However, if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term has the meaning specified in Article 9.

(c)          For purposes of this Agreement, the following terms shall have the following meanings:

"Collateral" has the meaning set forth in Section 2.

"Default" has the meaning set forth in the Term Loan Agreement.

"First Priority" means, with respect to any lien and security interest purported to be created in any Collateral pursuant to this Agreement, such lien and security interest is the most senior lien to which such Collateral is subject (subject only to liens permitted under the Term Loan Agreement).

"Perfection Certificate" has the meaning set forth in Section 5.

"Proceeds" means "proceeds" as such term is defined in section 9-102 of the UCC and, in any event, shall include, without limitation, all dividends or other income from the Collateral, collections thereon or distributions with respect thereto.

"UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the laws of any other state govern the method or manner of the perfection or enforcement of any security interest in any of the Collateral, the Uniform Commercial Code as in effect from time to time in such state.

2.           Grant of Security Interest. The Grantor hereby pledges and grants to the Lender, and hereby creates a continuing First Priority lien and security interest in favor of the Lender in and to all of its right, title and interest in and to the following, wherever located, whether now existing or hereafter from time to time arising or acquired (collectively, the "Collateral"):

(a)          all fixtures and personal property of every kind and nature including all accounts (including health-care-insurance receivables), goods (including inventory and equipment), documents (including, if applicable, electronic documents), instruments, promissory notes, chattel paper (whether tangible or electronic), letters of credit, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), securities and all other investment property, commercial tort claims described on Schedule 1 hereof as supplemented by any written notification given by the Grantor to the Lender pursuant to Section 4(e), general intangibles (including all payment intangibles), money, deposit accounts, and any other contract rights or rights to the payment of money; and

(b)          all Proceeds and products of each of the foregoing, all books and records relating to the foregoing, all supporting obligations related thereto, and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the foregoing.

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Notwithstanding the foregoing, “Collateral” shall not include accounts receivable or real property of Grantor (and the direct proceeds thereof) (collectively, the "Revolver Collateral").

3.           Secured Obligations. The Collateral secures the due and prompt payment and performance of the Obligations.

4.           Perfection of Security Interest and Further Assurances.

(a)          The Grantor shall, from time to time, as may be required by the Lender with respect to all Collateral, promptly take all actions as may be reasonably requested by the Lender to perfect the security interest of the Lender in the Collateral, including, without limitation, with respect to all Collateral over which control may be obtained within the meaning of sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable, the Grantor shall promptly take all actions as may be reasonably requested from time to time by the Lender so that control of such Collateral is obtained and at all times held by the Lender. All of the foregoing shall be at the sole cost and expense of the Grantor.

(b)          The Grantor hereby irrevocably authorizes the Lender at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Collateral, including any financing or continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law, including the filing of a financing statement describing the Collateral as all assets now owned or hereafter acquired by the Grantor (excluding the Revolver Collateral), or words of similar effect. The Grantor agrees to provide all information required by the Lender pursuant to this Section promptly to the Lender upon request.

(c)          The Grantor hereby further authorizes the Lender to file with the United States Patent and Trademark Office and the United States Copyright Office (and any successor office and any similar office in any state of the United States or in any other country) this Agreement and other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by the Grantor hereunder, without the signature of the Grantor where permitted by law.

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(d)          If the Grantor shall at any time hold or acquire any certificated securities, promissory notes, tangible chattel paper, negotiable documents or warehouse receipts relating to the Collateral in excess of $75,000, the Grantor shall promptly endorse, assign and deliver the same to the Lender, accompanied by such instruments of transfer or assignment duly executed in blank as the Lender may from time to time specify.

(e)          If the Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall (i) promptly notify the Lender in a writing signed by the Grantor of the particulars thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender and (ii) deliver to the Lender an updated Schedule 1.

(f)          If any Collateral is at any time in the possession of a bailee, the Grantor shall promptly notify the Lender thereof and, at the Lender's request and option, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Lender, that the bailee holds such Collateral for the benefit of the Lender and the bailee agrees to comply, without further consent of the Grantor, at any time with instructions of the Lender as to such Collateral.

(g)          The Grantor agrees that at any time and from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, obtain such agreements from third parties, and take all further action, that may be necessary or desirable, or that the Lender may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and enforce its rights and remedies hereunder or under any other agreement with respect to any Collateral.

5.           Representations and Warranties. The Grantor represents and warrants as follows:

(a)          It has previously delivered to the Lender a certificate signed by the Grantor and entitled "Perfection Certificate" ("Perfection Certificate"), and that: (i) the Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (ii) the Grantor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (iii) the Perfection Certificate accurately sets forth the Grantor's organizational identification number (or accurately states that the Grantor has none), the Grantor's place of business (or, if more than one, its chief executive office), and its mailing address, (iv) all other information set forth on the Perfection Certificate relating to the Grantor is accurate and complete in all material respects and (v) there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

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(b)          All information set forth on the Perfection Certificate relating to the Collateral is accurate and complete in all material respects and there has been no change in any such information since the date on which the Perfection Certificate was signed by the Grantor.

(c)          The Collateral consisting of securities have been duly authorized and validly issued, and are fully paid and non-assessable and subject to no options to purchase or similar rights. The Grantor holds no commercial tort claims except as indicated on Schedule 1. None of the Collateral constitutes, or is the proceeds of, (i) farm products, (ii) as-extracted collateral, (iii) manufactured homes, (iv) health-care-insurance receivables, (v) timber to be cut, (vi) aircraft, aircraft engines, satellites, ships or railroad rolling stock. None of the account debtors or other persons obligated on any of the Collateral is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral. The Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

(d)          At the time the Collateral becomes subject to the lien and security interest created by this Agreement, the Grantor will be the sole, direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the security interest created by this Agreement and other liens permitted by the Term Loan Agreement.

(e)          The pledge of the Collateral pursuant to this Agreement creates a valid and perfected First Priority security interest in the Collateral, securing the payment and performance when due of the Obligations.

(f)          It has full power, authority and legal right to borrow the Term Loans and pledge the Collateral pursuant to this Agreement.

(g)          Each of this Agreement and the Term Loan Agreement has been duly authorized, executed and delivered by the Grantor and constitutes a legal, valid and binding obligation of the Grantor enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).

(h)          No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the borrowing of the Term Loans and the pledge by the Grantor of the Collateral pursuant to this Agreement or for the execution and delivery of the Term Loan Agreement and this Agreement by the Grantor or the performance by the Grantor of its obligations thereunder.

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(i)          The execution and delivery of the Term Loan Agreement and this Agreement by the Grantor and the performance by the Grantor of its obligations thereunder, will not violate any provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to the Grantor or any of its property, or the organizational or governing documents of the Grantor or any agreement or instrument to which the Grantor is party or by which it or its property is bound.

(j)          The Grantor has taken all action required on its part for control (as defined in sections 8-106, 9-104, 9-105, 9-106 and 9-107 of the UCC, section 201 of the federal Electronic Signatures in Global and National Commerce Act and, as the case may be, section 16 of the Uniform Electronic Transactions Act, as applicable) to have been obtained by the Lender over all Collateral with respect to which such control may be obtained pursuant to the UCC. No person other than the Lender has control or possession of all or any part of the Collateral.

6.           Covenants. The Grantor covenants as follows:

(a)          The Grantor will not, without providing at least 30 days' prior written notice to the Lender, change its legal name, identity, type of organization, jurisdiction of organization, corporate structure, location of its chief executive office or its principal place of business or its organizational identification number. The Grantor will, prior to any change described in the preceding sentence, take all actions reasonably requested by the Lender to maintain the perfection and priority of the Lender's security interest in the Collateral.

(b)          The Collateral, to the extent not delivered to the Lender pursuant to Section 4, will be kept at any of 2300 W. Empire Ave., Burbank, CA 91504; 2500 Broadway Ave., Santa Monica, CA 90404; 1733 Flower St., Glendale, CA 91201; and those locations listed in Section 4 of the Perfection Certificate and such other locations as may be disclosed to Lender in writing (the “Locations”) and the Grantor will not remove the Collateral from such locations, other than (i) de minimis items such as cellular phones and laptop computers and (ii) production equipment located at customer locations and (iii) vehicles, in each case temporarily moved in the ordinary course of business, without providing at least 30 days' prior written notice to the Lender. The Grantor will, prior to any change described in the preceding sentence, take all reasonable actions required by the Lender to maintain the perfection and priority of the Lender's security interest in the Collateral. Notwithstanding anything to the contrary in the Loan Documents, the Grantor may move Collateral among the Locations without notice to the Lender.

(c)          The Grantor shall, at its own cost and expense, defend title to the Collateral and the First Priority lien and security interest of the Lender therein against the claim of any person claiming against or through the Grantor and shall maintain and preserve such perfected First Priority security interest for so long as this Agreement shall remain in effect.

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(d)          The Grantor will not sell, offer to sell, dispose of, convey, assign or otherwise transfer, grant any option with respect to, restrict, or grant, create, permit or suffer to exist any mortgage, pledge, lien, security interest, option, right of first offer, encumbrance or other restriction or limitation of any nature whatsoever on, any of the Collateral or any interest therein except (i) that the Grantor may sell, offer to sell, dispose of, convey, assign or otherwise transfer any of the Collateral no longer needed in the Grantor’s business, or any interest therein, in an amount not to exceed $500,000 in the aggregate in any calendar year, so long as such disposition is in the ordinary course of business and (ii) as expressly provided for in the Sale Agreement, the Term Loan Agreement or in this Agreement, or with the prior written consent of the Lender.

(e)          The Grantor will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon. The Grantor will permit the Lender, or its designee, to inspect the Collateral at any reasonable time, wherever located.

(f)          The Grantor will pay promptly when due all taxes, assessments, governmental charges, and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement.

7.           Lender Appointed Attorney-in-Fact, etc. The Grantor hereby irrevocably appoints the Lender the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time during the continuance of a Default (subject to the lapse of any cure period) in the Lender's discretion to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (but the Lender shall not be obligated to and shall have no liability to the Grantor or any third party for failure to do so or take action). This appointment, being coupled with an interest, shall be irrevocable until this Agreement is terminated and the security interests created hereby are released. The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

8.           Lender May Perform. If the Grantor fails to perform any obligation contained in this Agreement, the Lender may itself perform, or cause performance of, such obligation, and the reasonable expenses of the Lender incurred in connection therewith shall be payable by the Grantor; provided that the Lender shall not be required to perform or discharge any obligation of the Grantor.

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9.           Reasonable Care. The Lender shall have no duty with respect to the care and preservation of the Collateral beyond the exercise of reasonable care. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have any responsibility for (a) ascertaining or taking action with respect to any claims, the nature or sufficiency of any payment or performance by any party under or pursuant to any agreement relating to the Collateral or other matters relative to any Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Nothing set forth in this Agreement, nor the exercise by the Lender of any of the rights and remedies hereunder, shall relieve the Grantor from the performance of any obligation on the Grantor's part to be performed or observed in respect of any of the Collateral.

10.         Remedies Upon Default.

(a)          If any Default shall have occurred and be continuing (and subject to the lapse of any cure period), the Lender, without any other notice to or demand upon the Grantor, may assert all rights and remedies of a Lender under the UCC or other applicable law, including, without limitation, the right to take possession of, hold, collect, sell, lease, deliver, grant options to purchase or otherwise retain, liquidate or dispose of all or any portion of the Collateral. If notice prior to disposition of the Collateral or any portion thereof is necessary under applicable law, written notice mailed to the Grantor at its notice address as provided in Section 14 hereof ten days prior to the date of such disposition shall constitute reasonable notice, but notice given in any other reasonable manner shall be sufficient. So long as the sale of the Collateral is made in a commercially reasonable manner, the Lender may sell such Collateral on such terms and to such purchaser(s) as the Lender in its absolute discretion may choose, without assuming any credit risk and without any obligation to advertise or give notice of any kind other than that necessary under applicable law. Without precluding any other methods of sale, the sale of the Collateral or any portion thereof shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of creditors disposing of similar property. At any sale of the Collateral, if permitted by applicable law, the Lender may be the purchaser, licensee, assignee or recipient of the Collateral or any part thereof and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations as a credit on account of the purchase price of the Collateral or any part thereof payable at such sale. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by it of any rights hereunder. The Grantor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Lender or any custodian may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Lender nor any custodian shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing, nor shall it be under any obligation to take any action whatsoever with regard thereto. The Grantor agrees that it would not be commercially unreasonable for the Lender to dispose of the Collateral or any portion thereof by utilizing internet sites that provide for the auction of assets of the type included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets. The Lender shall not be obligated to clean-up or otherwise prepare the Collateral for sale.

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(b)          If any Default shall have occurred and be continuing (and subject to the lapse of any cure period), any cash held by the Lender as Collateral and all cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in whole or in part by the Lender to the payment of expenses incurred by the Lender in connection with the foregoing or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including reasonable attorneys' fees, and the balance of such proceeds shall be applied or set off against all or any part of the Obligations in such order as the Lender shall elect. Any surplus of such cash or cash Proceeds held by the Lender and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus. The Grantor shall remain liable for any deficiency if such cash and the cash Proceeds of any sale or other realization of the Collateral are insufficient to pay the Secured Obligations and the fees and other charges of any attorneys employed by the Lender to collect such deficiency.

(c)          If the Lender shall determine to exercise its rights to sell all or any of the Collateral pursuant to this Section, the Grantor agrees that, upon request of the Lender, the Grantor will, at its own expense, do or cause to be done all such acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

(d)          Notwithstanding anything to the contrary herein or in any other Loan Document, the Lender shall give the Grantor prior or contemporaneous written notice before the Lender exercises any remedies hereunder.

11.         No Waiver and Cumulative Remedies. The Lender shall not by any act (except by a written instrument pursuant to Section 13), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

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12.         Security Interest Absolute. The Grantor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. All rights of the Lender and liens and security interests hereunder, and all Obligations of the Grantor hereunder, shall be absolute and unconditional irrespective of:

(a)          any illegality or lack of validity or enforceability of any Obligation or any related agreement or instrument;

(b)          any change in the time, place or manner of payment of, or in any other term of, the Obligations, or any rescission, waiver, amendment or other modification of the Term Loan Agreement, this Agreement or any other agreement, including any increase in the Obligations resulting from any extension of additional credit or otherwise;

(c)          any taking, exchange, substitution, release, impairment or non-perfection of any Collateral or any other collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for all or any of the Obligations;

(d)          any manner of sale, disposition or application of proceeds of any Collateral or any other collateral or other assets to all or part of the Obligations;

(e)          any default, failure or delay, wilful or otherwise, in the performance of the Obligations;

(f)          any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to, or be asserted by, the Grantor against the Lender; or

(g)          any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Term Loans or any existence of or reliance on any representation by the Lender that might vary the risk of the Grantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Grantor or any other grantor, guarantor or surety.

13.         Amendments. None of the terms or provisions of this Agreement may be amended, modified, supplemented, terminated or waived, and no consent to any departure by the Grantor therefrom shall be effective unless the same shall be in writing and signed by the Lender and the Grantor, and then such amendment, modification, supplement, waiver or consent shall be effective only in the specific instance and for the specific purpose for which made or given.

14.         Addresses For Notices. All notices and other communications provided for in this Agreement shall be in writing and shall be given in the manner and become effective as set forth in the Term Loan Agreement, and addressed to the respective parties at their addresses as specified on the signature pages hereof or as to either party at such other address as shall be designated by such party in a written notice to each other party.

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15.         Continuing Security Interest; Further Actions. This Agreement shall create a continuing First Priority lien and security interest in the Collateral and shall (a) subject to Section 16, remain in full force and effect until payment in full of the Obligations (other than unasserted contingent obligations) and receipt by the Lender of written notice from the Borrower confirming the termination or expiration of all commitments of the Lender hereunder, (b) be binding upon the Grantor, its successors and assigns, and (c) inure to the benefit of the Lender and its successors, transferees and assigns; provided that the Grantor may not assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender. Without limiting the generality of the foregoing clause (c), any assignee of the Lender's interest in any agreement or document which includes all or any of the Obligations shall, upon assignment, become vested with all the benefits granted to the Lender herein with respect to such Obligations.

16.         Termination; Release. On the date on which all Obligations (other than unasserted contingent obligations) have been paid in full and the Lender receives written notice from the Borrower confirming all commitments of the Lender hereunder are terminated or have expired, the Lender will, at the request and sole expense of the Grantor, (a) duly assign, transfer and deliver to or at the direction of the Grantor (without recourse and without any representation or warranty) such of the Collateral as may then remain in the possession of the Lender, together with any monies at the time held by the Lender hereunder, and (b) execute and deliver to the Grantor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement.

17.         GOVERNING LAW. This Agreement and the Term Loan Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or the Term Loan Agreement (except, as to the Term Loan Agreement, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York. The other provisions of Sections 18, 19 and 20 of the Term Loan Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

18.         Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement and the Term Loan Agreement constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect thereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

POINT.360, as Grantor

By:	/s/ Haig S. Bagerdjian

Name: Haig S. Bagerdjian Title: Chief Executive Officer Address for Notices: Point.360 Attention: Alan Steel Telephone: (818) 565-1444 Facsimile: (818) 847-2503 Email: asteel@point360.com

MEDLEY CAPITAL CORPORATION, as Lender

By:	/s/ Richard T. Allorto

Name: Richard T. Allorto

Title: Chief Financial Officer

Address for Notices:

Medley Capital Corporation
375 Park Avenue, 33rd Floor
New York, NY 10152
Attention: Richard Craybas
Telephone: (646) 465-7878
Facsimile:
Email: richard.craybas@mdly.com

MEDLEY OPPORTUNITY FUND II, LP, as Lender

By:	/s/ Richard T. Allorto

Name: Richard T. Allorto

Title: Chief Financial Officer

Address for Notices:

Medley Capital Corporation
375 Park Avenue, 33rd Floor
New York, NY 10152
Attention: Richard Craybas
Telephone: (646) 465-7878
Facsimile:
Email: richard.craybas@mdly.com

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Schedule 1

Commercial Tort Claims

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